DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

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Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

                                 WMLT 2005-WMC1


1. FICO less than 620

---------------------------------------------------------------------------------------------
                                                                 Percent of
                               Aggregate             Number       Aggregate
                               Principal               Of         Principal        Average
FICO less than 620              Balance              Loans         Balance         Balance
---------------------------------------------------------------------------------------------
491 - 500                        161,678.62            2             0.08          80,839.31
---------------------------------------------------------------------------------------------
501 - 510                      6,545,388.07           33             3.13         198,345.09
---------------------------------------------------------------------------------------------
511 - 520                      7,324,692.23           32              3.5         228,896.63
---------------------------------------------------------------------------------------------
521 - 530                      5,632,934.86           27             2.69         208,627.22
---------------------------------------------------------------------------------------------
531 - 540                      4,014,590.49           21             1.92         191,170.98
---------------------------------------------------------------------------------------------
541 - 550                      4,584,594.54           25             2.19         183,383.78
---------------------------------------------------------------------------------------------
551 - 560                      8,473,647.28           45             4.05         188,303.27
---------------------------------------------------------------------------------------------
561 - 570                     11,616,268.16           55             5.55         211,204.88
---------------------------------------------------------------------------------------------
571 - 580                     18,256,182.74           78             8.73         234,053.62
---------------------------------------------------------------------------------------------
581 - 590                     23,201,017.15          160            11.09         145,006.36
---------------------------------------------------------------------------------------------
591 - 600                     30,958,925.19          177             14.8         174,909.18
---------------------------------------------------------------------------------------------
601 - 610                     44,972,005.76          256             21.5         175,671.90
---------------------------------------------------------------------------------------------
611 - 620                     43,475,245.76          258            20.78         168,508.70
---------------------------------------------------------------------------------------------
Total:                       209,217,170.85        1,169              100         178,971.06
---------------------------------------------------------------------------------------------


FICO less than 620            WAC             Term          FICO           CLTV
--------------------------------------------------------------------------------
491 - 500                    8.848             359           500             80
--------------------------------------------------------------------------------
501 - 510                    8.118             359           506          72.74
--------------------------------------------------------------------------------
511 - 520                    8.483             359           514          76.17
--------------------------------------------------------------------------------
521 - 530                    8.043             359           526          76.58
--------------------------------------------------------------------------------
531 - 540                    7.747             357           537          73.24
--------------------------------------------------------------------------------
541 - 550                    7.955             359           546          75.55
--------------------------------------------------------------------------------
551 - 560                     7.72             359           555          81.34
--------------------------------------------------------------------------------
561 - 570                    7.423             359           566          79.88
--------------------------------------------------------------------------------
571 - 580                    7.468             356           576          78.58
--------------------------------------------------------------------------------
581 - 590                    7.083             346           586           80.7
--------------------------------------------------------------------------------
591 - 600                    7.117             345           596          80.64
--------------------------------------------------------------------------------
601 - 610                    7.308             341           605          82.89
--------------------------------------------------------------------------------
611 - 620                    7.238             339           615          81.58
--------------------------------------------------------------------------------
Total:                       7.387             347           586          80.36
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Silent Seconds

Percent Silent Seconds: 9.76


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WMLT 2005-WMC1 Second Liens

Product Types for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Product Types                                                     Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Balloon 15/30                                              $71,612,988.65              1,129            98.06%        $63,430.46
Fixed Rate 15 Year                                             864,406.40                 17              1.18         50,847.44
Fixed Rate 20 Year                                             524,833.75                 12              0.72         43,736.15
Fixed Rate 30 Year                                              24,781.70                  1              0.03         24,781.70
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Product Types                                                 Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
Balloon 15/30                                                10.048%               179                665                 99.46%
Fixed Rate 15 Year                                            10.015               179                678                  99.57
Fixed Rate 20 Year                                             9.720               237                660                  98.32
Fixed Rate 30 Year                                             9.990               357                588                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Principal Balances for the Mortgage Loans*

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Range of Principal Balances ($)                                   Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
           0.01  to   50,000.00                            $16,252,915.91                494            22.26%           ,900.64
      50,000.01  to  100,000.00                             36,305,064.70                505             49.71         71,891.22
     100,000.01  to  150,000.00                             15,820,361.66                133             21.66        118,950.09
     150,000.01  to  200,000.00                              4,230,492.39                 25              5.79        169,219.70
     200,000.01  to  250,000.00                                418,175.84                  2              0.57        209,087.92
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Range of Principal Balances ($)                               Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
          0.01  to    50,000.00                              10.139%               180                656                 99.33%
      50,000.01  to  100,000.00                               10.082               179                666                  99.52
     100,000.01  to  150,000.00                                9.920               179                672                  99.46
     150,000.01  to  200,000.00                                9.906               179                672                  99.28
     200,000.01  to  250,000.00                                9.350               179                667                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

----
* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $63,008.64.



Gross Mortgage Rates for the Mortgage Loans*

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
Range of Current                                                Principal           Mortgage         Principal         Principal
Gross Mortgage Rates (%)                                          Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
   6.501  to    7.000                                         $159,462.32                  1             0.22%       $159,462.32
   7.001  to    7.500                                          146,542.00                  3              0.20         48,847.33
   7.501  to    8.000                                        1,131,621.49                 17              1.55         66,565.97
   8.001  to    8.500                                        4,588,585.46                 71              6.28         64,627.96
   8.501  to    9.000                                        7,421,665.43                106             10.16         70,015.71
   9.001  to    9.500                                        9,499,160.49                133             13.01         71,422.26
   9.501  to  10.000                                        17,860,906.20                301             24.46         59,338.56
  10.001  to  10.500                                        11,316,301.90                178             15.50         63,574.73
  10.501  to  11.000                                        12,969,117.13                198             17.76         65,500.59
  11.001  to  11.500                                         4,456,414.09                 91              6.10         48,971.58
  11.501  to  12.000                                         2,107,686.44                 37              2.89         56,964.50
  12.001  to  12.500                                         1,218,380.06                 20              1.67         60,919.00
  12.501  to  13.000                                           151,167.49                  3              0.21         50,389.16
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
Range of Current                                             Average         Remaining            Average                Average
Gross Mortgage Rates (%)                                      Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
   6.501  to    7.000                                         6.740%               179                708                100.00%
   7.001  to    7.500                                          7.371               209                680                  96.57
   7.501  to    8.000                                          7.983               179                724                  99.90
   8.001  to    8.500                                          8.343               179                714                  99.60
   8.501  to    9.000                                          8.890               180                681                  99.38
   9.001  to    9.500                                          9.436               179                695                  99.57
    9.501  to  10.000                                          9.915               179                668                  99.68
   10.001  to  10.500                                         10.387               180                654                  99.27
   10.501  to  11.000                                         10.865               179                640                  99.35
   11.001  to  11.500                                         11.376               179                639                  99.57
   11.501  to  12.000                                         11.950               179                627                  98.31
   12.001  to  12.500                                         12.427               181                612                  99.34
   12.501  to  13.000                                         12.801               179                607                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

-----
* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 10.045%.


Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
Range of Combined                                               Principal           Mortgage         Principal         Principal
Loan-to-Value Ratios (%)                                          Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
75.01  to    80.00                                            $126,100.00                  1             0.17%       $126,100.00
80.01  to    85.00                                             214,911.35                  2              0.29        107,455.68
85.01  to    90.00                                             862,433.99                 20              1.18         43,121.70
90.01  to    95.00                                           4,529,905.17                 71              6.20         63,801.48
95.01  to   100.00                                          67,293,659.99              1,065             92.15         63,186.54
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
Range of Combined                                            Average         Remaining            Average                Average
Loan-to-Value Ratios (%)                                      Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
75.01  to    80.00                                           10.750%               179                749                 80.00%
80.01  to    85.00                                             9.982               179                695                  84.07
85.01  to    90.00                                             9.961               179                660                  90.00
90.01  to    95.00                                            10.337               181                655                  94.84
95.01  to   100.00                                            10.026               179                666                  99.97
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

-----

* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 99.45%.

Credit Bureau Risk Scores* for the Mortgage Loans**

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Range of Credit Scores                                            Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
560  to  579                                                   $20,984.53                  1             0.03%        $20,984.53
580  to  599                                                 3,849,575.06                 87              5.27         44,247.99
600  to  619                                                 9,301,771.99                171             12.74         54,396.33
620  to  639                                                10,079,386.56                165             13.80         61,087.19
640  to  659                                                13,007,282.37                199             17.81         65,363.23
660  to  679                                                11,349,978.96                171             15.54         66,374.15
680  to  699                                                 8,558,189.30                122             11.72         70,149.09
700  to  719                                                 6,192,506.00                 88              8.48         70,369.39
720  to  739                                                 4,411,734.03                 65              6.04         67,872.83
740  to  759                                                 3,464,083.46                 52              4.74         66,616.99
760  to  779                                                 1,499,092.69                 20              2.05         74,954.63
780  to  799                                                 1,069,876.31                 15              1.47         71,325.09
800  to  819                                                   222,549.24                  3              0.30         74,183.08
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Range of Credit Scores                                        Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
560  to  579                                                 10.875%               177                579                100.00%
580  to  599                                                  10.737               181                590                  99.61
600  to  619                                                  10.809               179                610                  99.46
620  to  639                                                  10.364               179                630                  98.87
640  to  659                                                  10.165               180                650                  99.68
660  to  679                                                  10.025               179                669                  99.58
680  to  699                                                   9.718               179                689                  99.75
700  to  719                                                   9.485               179                707                  99.77
720  to  739                                                   9.369               179                729                  99.37
740  to  759                                                   9.285               179                748                  98.32
760  to  779                                                   9.373               179                767                  99.55
780  to  799                                                   8.918               178                786                 100.00
800  to  819                                                   9.053               179                808                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

-----

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of t Statistical Calculation Date was approximately 666.



Original Term for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Original Term (months)                                            Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
180                                                        $72,477,395.05              1,146            99.25%        $63,243.80
240                                                            524,833.75                 12              0.72         43,736.15
360                                                             24,781.70                  1              0.03         24,781.70
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Original Term (months)                                        Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
180                                                          10.048%               179                666                 99.46%
240                                                            9.720               237                660                  98.32
360                                                            9.990               357                588                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Remaining Term to Stated Maturity for the Mortgage Loans*

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Range of Remaining Terms (months)                                 Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
121  to  180                                               $72,477,395.05              1,146            99.25%        $63,243.80
181  to  240                                                   524,833.75                 12              0.72         43,736.15
301  to  360                                                    24,781.70                  1              0.03         24,781.70
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Range of Remaining Terms (months)                             Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
121  to  180                                                 10.048%               179                666                 99.46%
181  to  240                                                   9.720               237                660                  98.32
301  to  360                                                   9.990               357                588                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

-----

* The weighted average remaining term to m aturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 179 Months



IO Term for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
IO Term (months)                                                  Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
No IO                                                      $73,027,010.50              1,159           100.00%        $63,008.64
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
IO Term (months)                                              Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
No IO                                                        10.045%               179                666                 99.45%
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

Property Types of Mortgaged Properties for the Mortgage Loan

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Property Type                                                     Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Single Family Detached                                     $49,906,322.34                793            68.34%        $62,933.57
PUD                                                         10,906,194.28                169             14.93         64,533.69
Condominium                                                  7,838,970.55                139             10.73         56,395.47
2-4 Family                                                   3,949,657.16                 49              5.41         80,605.25
Townhome                                                       232,813.84                  5              0.32         46,562.77
Condominium Hi-Rise                                            115,200.00                  2              0.16         57,600.00
Single Family Attached                                          77,852.33                  2              0.11         38,926.17
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Property Type                                                 Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
Single Family Detached                                       10.052%               179                662                 99.46%
PUD                                                           10.053               179                664                  99.58
Condominium                                                   10.039               179                670                  99.76
2-4 Family                                                     9.928               179                701                  98.52
Townhome                                                      11.358               179                663                  98.77
Condominium Hi-Rise                                            9.137               179                748                  96.34
Single Family Attached                                         8.507               179                680                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Occupancy Status for the Mortgage Loans*

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Occupancy Status                                                  Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Primary                                                    $70,481,671.43              1,114            96.51%        $63,269.00
Secondary                                                    2,357,307.21                 43              3.23         54,821.10
Investment                                                     188,031.86                  2              0.26         94,015.93
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Occupancy Status                                              Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
Primary                                                      10.059%               179                663                 99.46%
Secondary                                                      9.684               179                723                  99.65
Investment                                                     9.246               178                727                  95.22
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

-----

* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.



Loan Purposes for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Loan Purpose                                                      Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Purchase                                                   $61,532,827.87                980            84.26%        $62,788.60
Cash Out Refi                                               10,582,856.18                162             14.49         65,326.27
Rate/Term Refi                                                 911,326.45                 17              1.25         53,607.44
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Loan Purpose                                                  Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
Purchase                                                     10.068%               179                668                 99.60%
Cash Out Refi                                                  9.920               181                653                  98.69
Rate/Term Refi                                                 9.999               185                645                  98.40
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Credit Grade Categories for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Credit Grade                                                      Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
A                                                          $21,189,817.32                367            29.02%        $57,737.92
AA                                                          47,548,763.03                701             65.11         67,829.90
A-                                                           4,226,044.45                 89              5.79         47,483.65
B+                                                              34,085.70                  1              0.05         34,085.70
C                                                               28,300.00                  1              0.04         28,300.00
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Credit Grade                                                  Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
A                                                            10.493%               179                629                 99.19%
AA                                                             9.805               179                687                  99.56
A-                                                            10.502               180                605                  99.62
B+                                                            10.250               178                632                 100.00
C                                                             10.750               179                610                 100.00
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Documentation Type for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Documentation Type                                                Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Stated                                                     $44,545,060.47                660            61.00%        $67,492.52
Full                                                        17,808,716.07                354             24.39         50,307.11
1 Year Income                                                8,303,533.06                113             11.37         73,482.59
6 Months Bank Statement                                      2,369,700.90                 32              3.24         74,053.15
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
                                                             Average         Remaining            Average                Average
Documentation Type                                            Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
Stated                                                       10.301%               179                675                 99.37%
Full                                                           9.756               181                646                  99.53
1 Year Income                                                  9.373               179                664                  99.59
6 Months Bank Statement                                        9.767               178                650                  99.91
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============

Original Prepayment Penalty Term for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
Prepayment Period                                               Principal           Mortgage         Principal         Principal
Original Term (months)                                            Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
No Prepay                                                  $33,377,174.08                580            45.71%        $57,546.85
12                                                           2,536,315.91                 34              3.47          74597.53
24                                                          35,018,925.40                514             47.95          68130.21
36                                                           2,094,595.11                 31              2.87          67567.58
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                              Weighted
                                                            Weighted           Average           Weighted               Weighted
Prepayment Period                                            Average         Remaining            Average                Average
Original Term (months)                                        Coupon              Term               FICO                   CLTV
--------------------------------------------------      -------------    --------------      -------------         --------------
No Prepay                                                    10.160%               179                664                 99.34%
12                                                             9.998               180                665                  99.73
24                                                             9.923               179                668                  99.56
36                                                            10.319               178                650                  99.20
--------------------------------------------------      -------------    --------------      -------------         --------------
Total:                                                       10.045%               179                666                 99.45%
==================================================      =============    ==============      =============         ==============



Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                                                 Percentage of
                                                                                                      Loans by
                                                                Aggregate          Number of         Aggregate           Average
                                                                Principal           Mortgage         Principal         Principal
Geographic Distribution                                           Balance              Loans           Balance           Balance
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Arizona                                                     $2,158,114.33                 41             2.96%        $52,636.93
California                                                  34,063,179.58                398             46.64         85,585.88
Colorado                                                       514,888.74                 10              0.71         51,488.87
Connecticut                                                  1,282,714.36                 21              1.76         61,081.64
Delaware                                                       125,388.77                  2              0.17         62,694.39
District of Columbia                                           130,163.02                  2              0.18         65,081.51
Florida                                                      3,809,632.57                 83              5.22         45,899.19
Georgia                                                        531,650.13                 16              0.73         33,228.13
Idaho                                                          202,276.27                  5              0.28         40,455.25
Illinois                                                     2,221,102.99                 45              3.04         49,357.84
Iowa                                                            20,389.42                  1              0.03         20,389.42
Kansas                                                         131,942.52                  4              0.18         32,985.63
Kentucky                                                        60,277.31                  3              0.08         20,092.44
Louisiana                                                      350,994.59                 15              0.48         23,399.64
Maine                                                           93,934.09                  3              0.13         31,311.36
Maryland                                                     2,985,943.01                 41              4.09         72,827.88
Massachusetts                                                2,170,834.29                 35              2.97         62,023.84
Michigan                                                       154,260.26                  6              0.21         25,710.04
Minnesota                                                      315,835.30                  4              0.43         78,958.83
Mississippi                                                     18,591.33                  1              0.03         18,591.33
Missouri                                                       316,172.37                  7              0.43         45,167.48
Montana                                                         70,551.55                  2              0.10         35,275.78
Nebraska                                                        40,671.96                  1              0.06         40,671.96
Nevada                                                       1,637,614.31                 34              2.24         48,165.13
New Hampshire                                                  447,140.50                  8              0.61         55,892.56
New Jersey                                                   2,195,947.01                 37              3.01         59,349.92
New Mexico                                                      96,268.30                  4              0.13         24,067.08
New York                                                     3,703,394.31                 54              5.07         68,581.38
North Carolina                                                 474,456.62                 10              0.65         47,445.66
Ohio                                                           116,904.15                  5              0.16         23,380.83
Oklahoma                                                       157,199.19                  4              0.22         39,299.80
Oregon                                                         240,749.53                  4              0.33         60,187.38
Pennsylvania                                                   435,839.16                 13              0.60         33,526.09
Rhode Island                                                   342,745.98                  7              0.47         48,963.71
South Carolina                                                 313,619.03                  7              0.43         44,802.72
Tennessee                                                      234,020.39                 10              0.32         23,402.04
Texas                                                        3,178,776.63                 91              4.35         34,931.61
Utah                                                           122,000.00                  3              0.17         40,666.67
Vermont                                                         36,586.22                  1              0.05         36,586.22
Virginia                                                     4,464,039.07                 59              6.11         75,661.68
Washington                                                   2,822,265.58                 53              3.86         53,250.29
West Virginia                                                   17,977.84                  1              0.02         17,977.84
Wisconsin                                                      219,957.92                  8              0.30         27,494.74
--------------------------------------------------      ------------------      -------------   ---------------     -------------
Total:                                                     $73,027,010.50              1,159           100.00%        $63,008.64
==================================================      ==================      =============   ===============     =============

                                                                                Weighted
                                                              Weighted           Average           Weighted               Weighted
                                                               Average         Remaining            Average                Average
Geographic Distribution                                         Coupon              Term               FICO                   CLTV
--------------------------------------------------        -------------    --------------      -------------         --------------
Arizona                                                        10.216%               179                674                 98.74%
California                                                       9.820               179                673                  99.43
Colorado                                                        10.155               179                660                 100.00
Connecticut                                                     10.673               179                638                  98.80
Delaware                                                        10.990               178                630                 100.00
District of Columbia                                             9.440               179                674                 100.00
Florida                                                         10.732               179                660                  99.26
Georgia                                                         10.277               179                653                  99.76
Idaho                                                            9.363               178                679                 100.00
Illinois                                                        10.163               181                663                  99.60
Iowa                                                             9.250               179                668                 100.00
Kansas                                                          10.864               190                663                 100.00
Kentucky                                                        10.877               178                602                 100.00
Louisiana                                                       10.812               179                635                  99.06
Maine                                                           10.449               178                650                  99.54
Maryland                                                        10.528               179                657                  99.84
Massachusetts                                                   10.040               180                666                  99.47
Michigan                                                        10.828               186                631                 100.00
Minnesota                                                       10.413               179                693                 100.00
Mississippi                                                      9.750               179                659                 100.00
Missouri                                                        10.988               179                615                 100.00
Montana                                                          8.990               179                675                 100.00
Nebraska                                                         9.990               179                740                 100.00
Nevada                                                          10.354               179                677                  99.62
New Hampshire                                                   10.945               179                627                  99.25
New Jersey                                                      10.270               179                663                  98.98
New Mexico                                                      10.292               178                626                 100.00
New York                                                         9.998               179                657                  99.47
North Carolina                                                  10.003               195                667                  99.32
Ohio                                                            10.503               178                625                  98.24
Oklahoma                                                        10.222               192                633                  99.87
Oregon                                                          10.338               179                624                 100.00
Pennsylvania                                                     9.757               179                654                 100.00
Rhode Island                                                    10.222               179                672                 100.00
South Carolina                                                  10.127               179                697                 100.00
Tennessee                                                        8.552               178                607                  99.59
Texas                                                            9.870               180                649                  99.96
Utah                                                            10.943               179                621                 100.00
Vermont                                                         10.750               178                677                 100.00
Virginia                                                        10.547               179                660                  99.18
Washington                                                       9.424               179                672                  99.71
West Virginia                                                   10.515               238                672                 100.00
Wisconsin                                                       10.675               178                642                 100.00
--------------------------------------------------        -------------    --------------      -------------         --------------
Total:                                                         10.045%               179                666                 99.45%
==================================================        =============    ==============      =============         ==============


Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

WMLT 2005-WMC1 CLTV > 80

Product Types for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Product Types                                                  Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
6 Month ARM                                              $1,096,969.81                   4              0.53%         $274,242.45
ARM 2/28                                                 55,509,698.75                 253              26.69          219,405.92
ARM 2/28 IO  60                                          20,578,170.49                  62               9.89          331,905.98
ARM 2/28 IO 120                                           1,922,396.99                   8               0.92          240,299.62
ARM 2/28 BALL30/40                                       32,193,453.21                  94              15.48          342,483.54
ARM 3/27                                                  2,843,685.67                  14               1.37          203,120.41
ARM 3/27 IO  60                                           2,053,750.00                   6               0.99          342,291.67
ARM 3/27 IO 120                                           1,386,000.00                   3               0.67          462,000.00
ARM 3/27 BALL30/40                                          619,232.91                   3               0.30          206,410.97
ARM 5/25                                                    879,631.05                   5               0.42          175,926.21
ARM 5/25 IO  60                                           2,582,677.00                   8               1.24          322,834.63
ARM 5/25 IO 120                                             379,437.03                   1               0.18          379,437.03
ARM 5/25 BALL30/40                                        1,362,532.53                   6               0.66          227,088.76
Balloon 15/30                                            71,486,888.65               1,128              34.37           63,374.90
Balloon 30/40                                             3,474,374.62                  10               1.67          347,437.46
Fixed Rate 15 Year                                        1,107,065.99                  20               0.53           55,353.30
Fixed Rate 20 Year                                          524,833.75                  12               0.25           43,736.15
Fixed Rate 30 Year                                        7,977,270.76                  49               3.84          162,801.44
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                          Weighted
                                                         Weighted          Average       Weighted        Weighted
                                                          Average        Remaining        Average         Average
Product Types                                              Coupon             Term           FICO            CLTV
----------------------------------------------      --------------    -------------   ------------    ------------
6 Month ARM                                                7.270%              358            614          91.15%
ARM 2/28                                                    7.388              359            625           89.54
ARM 2/28 IO  60                                             6.619              359            653           89.40
ARM 2/28 IO 120                                             6.689              358            647           87.92
ARM 2/28 BALL30/40                                          7.060              359            623           89.69
ARM 3/27                                                    7.009              359            613           88.94
ARM 3/27 IO  60                                             6.356              359            638           88.99
ARM 3/27 IO 120                                             6.061              359            665           84.44
ARM 3/27 BALL30/40                                          7.148              358            659           90.65
ARM 5/25                                                    6.956              359            623           85.65
ARM 5/25 IO  60                                             6.408              359            698           88.66
ARM 5/25 IO 120                                             6.125              359            749           83.00
ARM 5/25 BALL30/40                                          6.846              359            613           85.43
Balloon 15/30                                              10.047              179            665           99.50
Balloon 30/40                                               7.207              359            654           88.83
Fixed Rate 15 Year                                          9.304              178            674           96.91
Fixed Rate 20 Year                                          9.720              237            660           98.32
Fixed Rate 30 Year                                          7.240              358            647           89.56
----------------------------------------------      --------------    -------------   ------------    ------------
Total:                                                     8.131%              296            644          92.91%
==============================================      ==============    =============   ============    ============



Principal Balances for the Mortgage Loans*

                                                                             Percentage of
                                                                                  Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Range of Principal Balances ($)                                Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
           0.01  to   50,000.00                         $16,574,031.61                 501              7.97%          $33,081.90
      50,000.01  to  100,000.00                          40,734,140.70                 562              19.59           72,480.68
     100,000.01  to  150,000.00                          27,168,378.00                 222              13.06          122,380.08
     150,000.01  to  200,000.00                          19,157,252.58                 111               9.21          172,587.86
     200,000.01  to  250,000.00                          16,739,697.26                  75               8.05          223,195.96
     250,000.01  to  300,000.00                          12,818,942.62                  47               6.16          272,743.46
     300,000.01  to  350,000.00                          11,507,562.35                  35               5.53          328,787.50
     350,000.01  to  400,000.00                          11,813,013.54                  31               5.68          381,064.95
     400,000.01  to  450,000.00                          16,114,565.28                  38               7.75          424,067.51
     450,000.01  to  500,000.00                          11,388,499.52                  24               5.48          474,520.81
     500,000.01  to  550,000.00                           7,867,039.94                  15               3.78          524,469.33
     550,000.01  to  600,000.00                           5,801,950.00                  10               2.79          580,195.00
     600,000.01  to  650,000.00                           3,675,734.25                   6               1.77          612,622.38
     650,000.01  to  700,000.00                           1,363,306.56                   2               0.66          681,653.28
     700,000.01  to  750,000.00                           3,597,500.00                   5               1.73          719,500.00
     750,000.01  to  800,000.00                             778,505.00                   1               0.37          778,505.00
     850,000.01  to  900,000.00                             877,950.00                   1               0.42          877,950.00
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                            Weighted
                                                           Weighted          Average       Weighted        Weighted
                                                            Average        Remaining        Average         Average
Range of Principal Balances ($)                              Coupon             Term           FICO            CLTV
----------------------------------------------        --------------    -------------   ------------    ------------
           0.01  to   50,000.00                             10.114%              183            655          99.12%
      50,000.01  to  100,000.00                               9.844              198            660           98.45
     100,000.01  to  150,000.00                               8.976              255            646           95.69
     150,000.01  to  200,000.00                               7.928              319            630           91.64
     200,000.01  to  250,000.00                               7.381              354            619           89.21
     250,000.01  to  300,000.00                               6.868              359            634           90.08
     300,000.01  to  350,000.00                               7.146              359            622           88.34
     350,000.01  to  400,000.00                               6.613              359            653           88.34
     400,000.01  to  450,000.00                               6.818              359            632           89.33
     450,000.01  to  500,000.00                               7.116              359            642           89.99
     500,000.01  to  550,000.00                               6.812              359            648           88.84
     550,000.01  to  600,000.00                               7.042              359            678           89.34
     600,000.01  to  650,000.00                               6.882              359            689           89.82
     650,000.01  to  700,000.00                               7.247              358            616           92.52
     700,000.01  to  750,000.00                               6.130              359            635           88.61
     750,000.01  to  800,000.00                               7.100              359            591           90.00
     850,000.01  to  900,000.00                               7.500              359            757           90.00
----------------------------------------------        --------------    -------------   ------------    ------------
Total:                                                       8.131%              296            644          92.91%
==============================================        ==============    =============   ============    ============

-----

* The average Principal Balance of the Mortgage Loans as of the Statistical Calculation Date was approximately $123,355.91.

Gross Mortgage Rates for the Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Range of Current                                             Principal            Mortgage          Principal           Principal
Gross Mortgage Rates (%)                                       Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
   5.001  to    5.500                                    $1,307,730.57                   3              0.63%         $435,910.19
   5.501  to    6.000                                    14,859,296.07                  40               7.14          371,482.40
   6.001  to    6.500                                    24,181,568.96                  77              11.63          314,046.35
   6.501  to    7.000                                    32,297,556.19                 119              15.53          271,408.04
   7.001  to    7.500                                    24,660,682.33                  98              11.86          251,639.62
   7.501  to    8.000                                    20,010,537.32                 110               9.62          181,913.98
   8.001  to    8.500                                    14,893,069.75                 118               7.16          126,212.46
   8.501  to    9.000                                    12,829,860.61                 138               6.17           92,970.00
   9.001  to    9.500                                    11,846,815.25                 146               5.70           81,142.57
   9.501  to   10.000                                    18,948,705.29                 310               9.11           61,124.86
  10.001  to   10.500                                    11,365,581.66                 179               5.46           63,494.87
  10.501  to   11.000                                    12,843,017.13                 197               6.18           65,192.98
  11.001  to   11.500                                     4,456,414.09                  91               2.14           48,971.58
  11.501  to   12.000                                     2,107,686.44                  37               1.01           56,964.50
  12.001  to   12.500                                     1,218,380.06                  20               0.59           60,919.00
  12.501  to   13.000                                       151,167.49                   3               0.07           50,389.16
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                            Weighted
                                                           Weighted          Average       Weighted        Weighted
Range of Current                                            Average        Remaining        Average         Average
Gross Mortgage Rates (%)                                     Coupon             Term           FICO            CLTV
----------------------------------------------        --------------    -------------   ------------    ------------
   5.001  to    5.500                                        5.393%              359            704          87.13%
   5.501  to    6.000                                         5.855              358            667           88.70
   6.001  to    6.500                                         6.323              359            650           87.47
   6.501  to    7.000                                         6.834              357            635           89.02
   7.001  to    7.500                                         7.327              357            635           90.08
   7.501  to    8.000                                         7.811              349            621           90.99
   8.001  to    8.500                                         8.283              303            636           93.58
   8.501  to    9.000                                         8.841              255            650           96.01
   9.001  to    9.500                                         9.401              214            668           98.15
   9.501  to   10.000                                         9.902              189            662           99.02
  10.001  to   10.500                                        10.387              180            653           99.20
  10.501  to   11.000                                        10.866              179            639           99.54
  11.001  to   11.500                                        11.376              179            639           99.57
  11.501  to   12.000                                        11.950              179            627           98.31
  12.001  to   12.500                                        12.427              181            612           99.34
  12.501  to   13.000                                        12.801              179            607          100.00
----------------------------------------------        --------------    -------------   ------------    ------------
Total:                                                       8.131%              296            644          92.91%
==============================================        ==============    =============   ============    ============

----------

* The weighted average Mortgage Rate for the Mortgage Loans as of the Statistical Calculation Date was approximately 8.131%.



Combined Loan-to-Value Ratios for the Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Range of Combined                                            Principal            Mortgage          Principal           Principal
Loan-to-Value Ratios (%)                                       Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
80.01  to    85.00                                      $39,901,670.32                 159             19.19%         $250,953.90
85.01  to    90.00                                       59,697,217.74                 245              28.70          243,662.11
90.01  to    95.00                                       39,452,729.03                 207              18.97          190,592.89
95.01  to   100.00                                       68,926,452.12               1,075              33.14           64,117.63
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                              Weighted
                                                          Weighted             Average         Weighted          Weighted
Range of Combined                                          Average           Remaining          Average           Average
Loan-to-Value Ratios (%)                                    Coupon                Term             FICO              CLTV
----------------------------------------------       --------------       -------------     ------------      ------------
80.01  to    85.00                                          6.925%                 357              622            84.19%
85.01  to    90.00                                           7.047                 356              642             89.55
90.01  to    95.00                                           7.784                 338              634             94.48
95.01  to   100.00                                           9.966                 183              666             99.95
----------------------------------------------       --------------       -------------     ------------      ------------
Total:                                                      8.131%                 296              644            92.91%
==============================================       ==============       =============     ============      ============

----------

* The weighted average original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Statistical Calculation Date was approximately 92.91%.



Credit Bureau Risk Scores* for the Mortgage Loans**

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Range of Credit Scores                                         Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
500  to  519                                             $2,371,180.00                  13              1.14%         $182,398.46
520  to  539                                              3,103,093.13                  16               1.49          193,943.32
540  to  559                                              5,853,976.67                  35               2.81          167,256.48
560  to  579                                             11,584,920.14                  56               5.57          206,873.57
580  to  599                                             16,882,629.60                 139               8.12          121,457.77
600  to  619                                             29,449,873.83                 255              14.16          115,489.70
620  to  639                                             28,400,007.10                 235              13.66          120,851.09
640  to  659                                             28,508,873.59                 253              13.71          112,683.29
660  to  679                                             32,202,589.26                 236              15.48          136,451.65
680  to  699                                             16,812,700.85                 153               8.08          109,886.93
700  to  719                                             12,644,290.03                 112               6.08          112,895.45
720  to  739                                              8,272,733.43                  79               3.98          104,718.14
740  to  759                                              7,088,034.19                  61               3.41          116,197.28
760  to  779                                              2,519,439.10                  22               1.21          114,519.96
780  to  799                                              1,921,934.11                  17               0.92          113,054.95
800  to  819                                                361,794.18                   4               0.17           90,448.55
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                             Weighted
                                                             Weighted          Average       Weighted        Weighted
                                                              Average        Remaining        Average         Average
Range of Credit Scores                                         Coupon             Term           FICO            CLTV
----------------------------------------------          --------------    -------------   ------------    ------------
500  to  519                                                   8.070%              359            509          86.69%
520  to  539                                                    8.275              359            527           85.85
540  to  559                                                    8.135              359            552           89.38
560  to  579                                                    7.734              358            570           90.60
580  to  599                                                    7.900              318            590           90.91
600  to  619                                                    8.356              302            609           93.15
620  to  639                                                    8.139              294            629           92.42
640  to  659                                                    8.527              277            649           94.25
660  to  679                                                    7.840              296            668           93.21
680  to  699                                                    8.168              267            688           94.30
700  to  719                                                    8.059              271            707           94.13
720  to  739                                                    7.920              263            729           94.29
740  to  759                                                    8.121              272            750           94.33
760  to  779                                                    8.434              252            767           95.49
780  to  799                                                    8.392              259            787           96.92
800  to  819                                                    8.648              248            805           96.92
----------------------------------------------          --------------    -------------   ------------    ------------
Total:                                                         8.131%              296            644          92.91%
==============================================          ==============    =============   ============    ============

----------

* The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

** The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Statistical Calculation Date was approximately 644.

Original Term for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Original Term (months)                                         Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
180                                                     $72,593,954.64               1,148             34.90%          $63,235.15
240                                                         524,833.75                  12               0.25           43,736.15
360                                                     134,859,280.82                 526              64.84          256,386.47
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                          Weighted
                                                       Weighted            Average         Weighted          Weighted
                                                        Average          Remaining          Average           Average
Original Term (months)                                   Coupon               Term             FICO              CLTV
----------------------------------------------    --------------      -------------     ------------      ------------
180                                                     10.035%                179              665            99.46%
240                                                       9.720                237              660             98.32
360                                                       7.099                359              633             89.36
----------------------------------------------    --------------      -------------     ------------      ------------
Total:                                                   8.131%                296              644            92.91%
==============================================    ==============      =============     ============      ============




Remaining Term to Stated Maturity for the Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Range of Remaining Terms (months)                              Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
121  to  180                                            $72,593,954.64               1,148             34.90%          $63,235.15
181  to  240                                                524,833.75                  12               0.25           43,736.15
301  to  360                                            134,859,280.82                 526              64.84          256,386.47
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                            Weighted
                                                          Weighted           Average         Weighted         Weighted
                                                           Average         Remaining          Average          Average
Range of Remaining Terms (months)                           Coupon              Term             FICO             CLTV
----------------------------------------------       --------------     -------------     ------------     ------------
121  to  180                                               10.035%               179              665           99.46%
181  to  240                                                 9.720               237              660            98.32
301  to  360                                                 7.099               359              633            89.36
----------------------------------------------       --------------     -------------     ------------     ------------
Total:                                                      8.131%               296              644           92.91%
==============================================       ==============     =============     ============     ============

----------

* The weighted average remaining term to maturity of the Mortgage Loans as of the Statistical Calculation Date was approximately 296 Months


IO Term for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
IO Term (months)                                               Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
No IO                                                  $179,075,637.70               1,598             86.10%         $112,062.35
60                                                       25,214,597.49                  76              12.12           331771.02
120                                                       3,687,834.02                  12               1.77           307319.50
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                              Weighted
                                                           Weighted            Average         Weighted        Weighted
                                                            Average          Remaining          Average         Average
IO Term (months)                                             Coupon               Term             FICO            CLTV
----------------------------------------------        --------------      -------------     ------------    ------------
No IO                                                        8.385%                285              642          93.56%
60                                                            6.576                359              656           89.29
120                                                           6.395                359              664           86.11
----------------------------------------------        --------------      -------------     ------------    ------------
Total:                                                       8.131%                296              644          92.91%
==============================================        ==============      =============     ============    ============



Property Types of Mortgaged Properties for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Property Type                                                  Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Single Family Detached                                 $149,089,019.71               1,193             71.68%         $124,969.84
PUD                                                      24,494,420.18                 219              11.78          111,846.67
Condominium                                              17,801,776.32                 178               8.56          100,009.98
2-4 Family                                               14,200,369.23                  78               6.83          182,056.02
Townhome                                                  1,825,014.53                  12               0.88          152,084.54
Single Family Attached                                      452,269.24                   4               0.22          113,067.31
Condominium Hi-Rise                                         115,200.00                   2               0.06           57,600.00
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                              Weighted
                                                           Weighted            Average         Weighted          Weighted
                                                            Average          Remaining          Average           Average
Property Type                                                Coupon               Term             FICO              CLTV
----------------------------------------------        --------------      -------------     ------------      ------------
Single Family Detached                                       8.094%                298              641            92.71%
PUD                                                           8.416                279              642             93.84
Condominium                                                   8.319                280              658             94.05
2-4 Family                                                    7.804                310              670             92.22
Townhome                                                      7.662                336              623             90.99
Single Family Attached                                        9.357                327              554             89.85
Condominium Hi-Rise                                           9.137                179              748             96.34
----------------------------------------------        --------------      -------------     ------------      ------------
Total:                                                       8.131%                296              644            92.91%
==============================================        ==============      =============     ============      ============




Occupancy Status for the Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Occupancy Status                                               Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Primary                                                $191,736,949.29               1,578             92.19%         $121,506.31
Investment                                                8,898,612.54                  48               4.28          185,387.76
Secondary                                                 7,342,507.38                  60               3.53          122,375.12
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                               Weighted
                                                           Weighted             Average          Weighted        Weighted
                                                            Average           Remaining           Average         Average
Occupancy Status                                             Coupon                Term              FICO            CLTV
----------------------------------------------        --------------       -------------      ------------    ------------
Primary                                                      8.159%                 293               642          93.00%
Investment                                                    7.700                 355               693           89.71
Secondary                                                     7.925                 301               661           94.37
----------------------------------------------        --------------       -------------      ------------    ------------
Total:                                                       8.131%                 296               644          92.91%
==============================================        ==============       =============      ============    ============

----------

* Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Loan Purpose                                                   Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Purchase                                               $100,764,426.45               1,130             48.45%          $89,172.06
Cash Out Refi                                            98,731,810.27                 509              47.47          193,972.12
Rate/Term Refi                                            8,481,832.49                  47               4.08          180,464.52
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                                 Weighted
                                                             Weighted             Average          Weighted         Weighted
                                                              Average           Remaining           Average          Average
Loan Purpose                                                   Coupon                Term              FICO             CLTV
----------------------------------------------          --------------       -------------      ------------     ------------
Purchase                                                       9.029%                 249               661           96.27%
Cash Out Refi                                                   7.300                 339               628            89.74
Rate/Term Refi                                                  7.124                 340               641            89.84
----------------------------------------------          --------------       -------------      ------------     ------------
Total:                                                         8.131%                 296               644           92.91%
==============================================          ==============       =============      ============     ============



Credit Grade Categories for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Credit Grade                                                   Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
A                                                       $60,326,028.52                 515             29.01%         $117,137.92
AA                                                      106,864,011.20                 903              51.38          118,343.31
A-                                                       17,960,042.12                 146               8.64          123,013.99
B                                                         8,412,058.91                  45               4.04          186,934.64
B+                                                       14,387,628.46                  76               6.92          189,310.90
C                                                            28,300.00                   1               0.01           28,300.00
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                                Weighted
                                                             Weighted            Average         Weighted          Weighted
                                                              Average          Remaining          Average           Average
Credit Grade                                                   Coupon               Term             FICO              CLTV
----------------------------------------------          --------------      -------------     ------------      ------------
A                                                              8.227%                295              624            92.71%
AA                                                              8.156                279              682             94.18
A-                                                              7.877                317              597             91.10
B                                                               8.046                359              539             86.65
B+                                                              7.902                358              570             90.15
C                                                              10.750                179              610            100.00
----------------------------------------------          --------------      -------------     ------------      ------------
Total:                                                         8.131%                296              644            92.91%
==============================================          ==============      =============     ============      ============




Documentation Type for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Documentation Type                                             Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Stated                                                  $85,301,173.93                 797             41.01%         $107,027.82
Full                                                     81,971,019.45                 645              39.41          127,086.85
1 Year Income                                            32,478,201.23                 192              15.62          169,157.30
6 Months Bank Statement                                   8,227,674.60                  52               3.96          158,224.51
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                            Weighted
                                                          Weighted           Average         Weighted         Weighted
                                                           Average         Remaining          Average          Average
Documentation Type                                          Coupon              Term             FICO             CLTV
----------------------------------------------       --------------     -------------     ------------     ------------
Stated                                                      8.727%               265              665           94.12%
Full                                                         7.699               320              629            91.82
1 Year Income                                                7.693               313              632            92.27
6 Months Bank Statement                                      7.981               307              632            93.72
----------------------------------------------       --------------     -------------     ------------     ------------
Total:                                                      8.131%               296              644           92.91%
==============================================       ==============     =============     ============     ============



Original Prepayment Penalty Term for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Prepayment Period                                            Principal            Mortgage          Principal           Principal
Original Term (months)                                         Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
No Prepay                                               $86,665,503.19                 770             41.67%         $112,552.60
12                                                        5,605,274.92                  46               2.70           121853.80
24                                                      101,807,274.40                 784              48.95           129856.22
36                                                       13,900,016.70                  86               6.68           161628.10
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                             Weighted
                                                          Weighted            Average         Weighted          Weighted
Prepayment Period                                          Average          Remaining          Average           Average
Original Term (months)                                      Coupon               Term             FICO              CLTV
----------------------------------------------       --------------      -------------     ------------      ------------
No Prepay                                                   8.338%                290              652            93.49%
12                                                           8.406                278              650             95.55
24                                                           8.014                297              637             92.67
36                                                           7.581                330              646             89.88
----------------------------------------------       --------------      -------------     ------------      ------------
Total:                                                      8.131%                296              644            92.91%
==============================================       ==============      =============     ============      ============

Geographic Distribution of the Mortgaged Properties for the Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
                                                             Principal            Mortgage          Principal           Principal
Geographic Distribution                                        Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Arizona                                                  $5,828,312.15                  59              2.80%          $98,784.95
Arkansas                                                    200,667.53                   3               0.10           66,889.18
California                                               91,955,330.38                 548              44.21          167,801.70
Colorado                                                  1,001,083.23                  13               0.48           77,006.40
Connecticut                                               4,128,701.67                  32               1.99          129,021.93
Delaware                                                    772,832.90                   5               0.37          154,566.58
District of Columbia                                        615,018.04                   5               0.30          123,003.61
Florida                                                  15,165,934.33                 136               7.29          111,514.22
Georgia                                                   1,169,081.51                  21               0.56           55,670.55
Idaho                                                       370,954.33                   7               0.18           52,993.48
Illinois                                                  6,697,423.27                  69               3.22           97,064.11
Indiana                                                     292,028.02                   3               0.14           97,342.67
Iowa                                                         20,389.42                   1               0.01           20,389.42
Kansas                                                      655,142.52                   7               0.32           93,591.79
Kentucky                                                    116,938.88                   4               0.06           29,234.72
Louisiana                                                 1,199,352.33                  21               0.58           57,112.02
Maine                                                       803,486.76                   6               0.39          133,914.46
Maryland                                                 10,244,556.29                  70               4.93          146,350.80
Massachusetts                                             5,195,832.13                  46               2.50          112,952.87
Michigan                                                    626,756.34                  10               0.30           62,675.63
Minnesota                                                 1,168,805.30                   7               0.56          166,972.19
Mississippi                                               1,299,376.08                  11               0.62          118,125.10
Missouri                                                    426,543.24                   9               0.21           47,393.69
Montana                                                     374,234.26                   4               0.18           93,558.57
Nebraska                                                    118,632.71                   2               0.06           59,316.36
Nevada                                                    3,315,516.84                  42               1.59           78,940.88
New Hampshire                                             1,107,440.50                  11               0.53          100,676.41
New Jersey                                                8,897,470.46                  63               4.28          141,229.69
New Mexico                                                  400,814.54                   7               0.19           57,259.22
New York                                                 11,964,115.68                  79               5.75          151,444.50
North Carolina                                              993,917.42                  13               0.48           76,455.19
Ohio                                                      1,306,942.20                  14               0.63           93,353.01
Oklahoma                                                    628,243.12                   9               0.30           69,804.79
Oregon                                                      630,448.69                   7               0.30           90,064.10
Pennsylvania                                              1,697,430.60                  25               0.82           67,897.22
Rhode Island                                              1,605,519.91                  12               0.77          133,793.33
South Carolina                                              864,248.27                  10               0.42           86,424.83
Tennessee                                                   508,781.50                  13               0.24           39,137.04
Texas                                                     5,673,550.32                 111               2.73           51,113.07
Utah                                                        738,737.22                   7               0.36          105,533.89
Vermont                                                     359,586.22                   2               0.17          179,793.11
Virginia                                                  7,889,935.22                  73               3.79          108,081.30
Washington                                                7,508,024.60                  74               3.61          101,459.79
West Virginia                                               189,362.76                   2               0.09           94,681.38
Wisconsin                                                 1,094,817.48                  12               0.53           91,234.79
Wyoming                                                     155,752.04                   1               0.07          155,752.04
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $207,978,069.21               1,686            100.00%         $123,355.91
==============================================    =====================    ================    ===============    ================

                                                                             Weighted
                                                          Weighted             Average           Weighted           Weighted
                                                           Average           Remaining            Average            Average
Geographic Distribution                                     Coupon                Term               FICO               CLTV
----------------------------------------------       --------------       -------------       ------------       ------------
Arizona                                                     8.508%                 292                644             94.60%
Arkansas                                                     7.670                 303                668              91.03
California                                                   7.961                 292                655              92.61
Colorado                                                     8.539                 266                635              93.30
Connecticut                                                  8.245                 303                643              93.62
Delaware                                                     7.768                 330                620              92.41
District of Columbia                                         7.228                 321                667              92.12
Florida                                                      8.367                 313                621              92.28
Georgia                                                      8.840                 277                604              94.28
Idaho                                                        8.378                 260                674              98.46
Illinois                                                     8.153                 300                641              92.98
Indiana                                                      7.982                 359                584              89.04
Iowa                                                         9.250                 179                668             100.00
Kansas                                                       8.814                 325                562              92.46
Kentucky                                                     9.459                 265                639              95.15
Louisiana                                                    8.338                 306                631              94.59
Maine                                                        7.355                 338                656              92.26
Maryland                                                     8.135                 304                641              91.79
Massachusetts                                                8.064                 284                653              94.66
Michigan                                                     8.257                 316                628              92.23
Minnesota                                                    7.869                 310                642              91.60
Mississippi                                                  8.100                 356                607              93.03
Missouri                                                    10.399                 225                606              96.81
Montana                                                      7.362                 325                647              90.20
Nebraska                                                     9.701                 297                607              90.14
Nevada                                                       8.926                 270                646              94.54
New Hampshire                                                8.539                 286                628              94.48
New Jersey                                                   7.727                 314                641              91.45
New Mexico                                                   8.612                 315                589              91.62
New York                                                     7.825                 303                646              93.17
North Carolina                                               8.646                 280                639              91.47
Ohio                                                         7.762                 342                611              91.89
Oklahoma                                                     8.773                 317                589              93.71
Oregon                                                       8.960                 290                591              92.26
Pennsylvania                                                 8.267                 312                621              94.27
Rhode Island                                                 8.013                 320                610              93.33
South Carolina                                               8.841                 293                659              95.55
Tennessee                                                    7.923                 276                623              95.81
Texas                                                        9.114                 259                630              96.40
Utah                                                         8.211                 329                634              89.98
Vermont                                                      7.157                 341                662              91.02
Virginia                                                     9.046                 257                645              94.82
Washington                                                   7.951                 289                636              91.74
West Virginia                                                8.239                 347                569              86.42
Wisconsin                                                    7.816                 323                656              93.01
Wyoming                                                      7.750                 358                617              95.00
----------------------------------------------       --------------       -------------       ------------       ------------
Total:                                                      8.131%                 296                644             92.91%
==============================================       ==============       =============       ============       ============




Gross Margins for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Range of Gross Margins (%)                                   Principal            Mortgage          Principal           Principal
(ARMs Only)                                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
  1.501  to    2.000                                       $252,000.00                   1              0.20%         $252,000.00
  4.001  to    4.500                                      3,590,435.66                  20               2.91          179,521.78
  4.501  to    5.000                                        655,265.35                   2               0.53          327,632.68
  5.001  to    5.500                                      6,227,113.59                  14               5.05          444,793.83
  5.501  to    6.000                                     14,630,301.30                  44              11.86          332,506.85
  6.001  to    6.500                                     26,462,230.37                  88              21.44          300,707.16
  6.501  to    7.000                                     30,821,194.05                 113              24.98          272,753.93
  7.001  to    7.500                                     20,867,099.70                  89              16.91          234,461.79
  7.501  to    8.000                                     16,681,984.45                  82              13.52          203,438.83
  8.001  to    8.500                                      2,175,008.21                   8               1.76          271,876.03
  8.501  to    9.000                                        929,155.76                   4               0.75          232,288.94
  9.001  to    9.500                                        115,847.00                   2               0.09           57,923.50
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                                  Weighted
                                                              Weighted             Average          Weighted        Weighted
Range of Gross Margins (%)                                     Average           Remaining           Average         Average
(ARMs Only)                                                     Coupon                Term              FICO            CLTV
----------------------------------------------           --------------       -------------      ------------    ------------
  1.501  to    2.000                                            5.990%                 359               686          92.00%
  4.001  to    4.500                                             7.013                 359               634           88.68
  4.501  to    5.000                                             5.385                 359               672           88.91
  5.001  to    5.500                                             6.218                 359               647           86.92
  5.501  to    6.000                                             6.341                 359               643           87.48
  6.001  to    6.500                                             6.826                 359               638           88.43
  6.501  to    7.000                                             7.116                 359               633           89.17
  7.001  to    7.500                                             7.440                 359               625           90.58
  7.501  to    8.000                                             7.944                 359               616           91.76
  8.001  to    8.500                                             7.578                 359               604           92.97
  8.501  to    9.000                                             8.084                 358               599           91.61
  9.001  to    9.500                                             9.862                 358               539           87.87
----------------------------------------------           --------------       -------------      ------------    ------------
Total:                                                          7.087%                 359               632          89.36%
==============================================           ==============       =============      ============    ============

----------

* The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 6.704%.

Maximum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
Range of Maximum                                             Aggregate           Number of          Aggregate             Average
Gross Mortgage Rates (%)                                     Principal            Mortgage          Principal           Principal
(ARMs Only)                                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
 11.501  to   12.000                                     $1,307,730.57                   3              1.06%         $435,910.19
 12.001  to   12.500                                     13,169,193.51                  35              10.67          376,262.67
 12.501  to   13.000                                     22,603,205.63                  71              18.32          318,355.01
 13.001  to   13.500                                     30,473,724.71                 106              24.69          287,487.97
 13.501  to   14.000                                     20,733,167.82                  75              16.80          276,442.24
 14.001  to   14.500                                     17,362,008.51                  83              14.07          209,180.83
 14.501  to   15.000                                      9,825,773.34                  46               7.96          213,603.77
 15.001  to   15.500                                      4,941,562.34                  29               4.00          170,398.70
 15.501  to   16.000                                      2,148,290.16                  11               1.74          195,299.11
 16.001  to   16.500                                        793,699.09                   7               0.64          113,385.58
 16.501  to   17.000                                         49,279.76                   1               0.04           49,279.76
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                              Weighted
Range of Maximum                                             Weighted          Average        Weighted         Weighted
Gross Mortgage Rates (%)                                      Average        Remaining         Average          Average
(ARMs Only)                                                    Coupon             Term            FICO             CLTV
----------------------------------------------          --------------    -------------    ------------     ------------
 11.501  to   12.000                                           5.393%              359             704           87.13%
 12.001  to   12.500                                            5.849              359             663            88.53
 12.501  to   13.000                                            6.318              359             648            87.54
 13.001  to   13.500                                            6.837              359             634            88.92
 13.501  to   14.000                                            7.315              359             632            90.09
 14.001  to   14.500                                            7.806              359             614            90.59
 14.501  to   15.000                                            8.244              359             602            90.85
 15.001  to   15.500                                            8.715              359             604            91.71
 15.501  to   16.000                                            9.264              359             556            92.13
 16.001  to   16.500                                            9.660              358             554            89.07
 16.501  to   17.000                                           10.350              358             521            85.00
----------------------------------------------          --------------    -------------    ------------     ------------
Total:                                                         7.087%              359             632           89.36%
==============================================          ==============    =============    ============     ============

----------

* The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 13.589% per annum.




Minimum Gross Mortgage Rates for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
Range of Minimum                                             Aggregate           Number of          Aggregate             Average
Gross Mortgage Rates (%)                                     Principal            Mortgage          Principal           Principal
(ARMs Only)                                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
   5.001  to     5.500                                   $1,307,730.57                   3              1.06%         $435,910.19
   5.501  to     6.000                                   13,169,193.51                  35              10.67          376,262.67
   6.001  to     6.500                                   22,603,205.63                  71              18.32          318,355.01
   6.501  to     7.000                                   30,607,412.69                 106              24.80          288,749.18
   7.001  to     7.500                                   20,599,479.84                  75              16.69          274,659.73
   7.501  to     8.000                                   17,358,297.56                  83              14.07          209,136.12
   8.001  to     8.500                                   10,304,484.29                  47               8.35          219,244.35
   8.501  to     9.000                                    4,466,562.34                  28               3.62          159,520.08
   9.001  to     9.500                                    2,148,290.16                  11               1.74          195,299.11
   9.501  to    10.000                                      793,699.09                   7               0.64          113,385.58
  10.001  to    10.500                                       49,279.76                   1               0.04           49,279.76
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                               Weighted
Range of Minimum                                            Weighted            Average         Weighted          Weighted
Gross Mortgage Rates (%)                                     Average          Remaining          Average           Average
(ARMs Only)                                                   Coupon               Term             FICO              CLTV
----------------------------------------------         --------------      -------------     ------------      ------------
   5.001  to     5.500                                        5.393%                359              704            87.13%
   5.501  to     6.000                                         5.849                359              663             88.53
   6.001  to     6.500                                         6.318                359              648             87.54
   6.501  to     7.000                                         6.835                359              634             88.86
   7.001  to     7.500                                         7.322                359              632             90.20
   7.501  to     8.000                                         7.800                359              615             90.59
   8.001  to     8.500                                         8.256                359              602             90.90
   8.501  to     9.000                                         8.759                359              601             91.68
   9.001  to     9.500                                         9.264                359              556             92.13
   9.501  to    10.000                                         9.660                358              554             89.07
  10.001  to    10.500                                        10.350                358              521             85.00
----------------------------------------------         --------------      -------------     ------------      ------------
Total:                                                        7.087%                359              632            89.36%
==============================================         ==============      =============     ============      ============

----------
* The weighted average Minimum Mortgage
Rate for the Adjustable Rate Mortgage
Loans as of the Statistical Calculation
Date was approximately 7.087% per annum.



Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Initial Periodic Rate Cap (%)                                Principal            Mortgage          Principal           Principal
(ARMs Only)                                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
1.000                                                    $1,129,922.55                   5              0.92%         $225,984.51
1.500                                                     1,760,484.84                  11               1.43          160,044.08
2.000                                                       270,000.00                   1               0.22          270,000.00
3.000                                                   117,285,114.02                 441              95.04          265,952.64
5.000                                                     2,962,114.03                   9               2.40          329,123.78
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                              Weighted
                                                          Weighted             Average          Weighted        Weighted
Initial Periodic Rate Cap (%)                              Average           Remaining           Average         Average
(ARMs Only)                                                 Coupon                Term              FICO            CLTV
----------------------------------------------       --------------       -------------      ------------    ------------
1.000                                                       7.433%                 358               632          91.15%
1.500                                                        7.441                 358               625           90.23
2.000                                                        6.625                 358               663           82.00
3.000                                                        7.098                 359               630           89.38
5.000                                                        6.371                 359               704           87.93
----------------------------------------------       --------------       -------------      ------------    ------------
Total:                                                      7.087%                 359               632          89.36%
==============================================       ==============       =============      ============    ============

----------

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 3.006%.



Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
Subsequent Periodic                                          Aggregate           Number of          Aggregate             Average
Rate Cap (%)                                                 Principal            Mortgage          Principal           Principal
(ARMs Only)                                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
1.000                                                  $122,652,874.16                 465             99.39%         $263,769.62
2.000                                                       754,761.28                   2               0.61          377,380.64
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                            Weighted
Subsequent Periodic                                       Weighted           Average        Weighted         Weighted
Rate Cap (%)                                               Average         Remaining         Average          Average
(ARMs Only)                                                 Coupon              Term            FICO             CLTV
----------------------------------------------       --------------     -------------    ------------     ------------
1.000                                                       7.083%               359             632           89.36%
2.000                                                        7.744               359             630            89.41
----------------------------------------------       --------------     -------------    ------------     ------------
Total:                                                      7.087%               359             632           89.36%
==============================================       ==============     =============    ============     ============

----------
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date was approximately 1.006%.




Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

                                                                                                Percentage of
                                                                                                     Loans by
Range of                                                     Aggregate           Number of          Aggregate             Average
Months to Next                                               Principal            Mortgage          Principal           Principal
Adjustment Date (ARMs Only)                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
 1  to   6                                               $1,096,969.81                   4              0.89%         $274,242.45
13  to  18                                                  220,000.00                   1               0.18          220,000.00
19  to  24                                              109,983,719.44                 416              89.12          264,383.94
31  to  36                                                6,902,668.58                  26               5.59          265,487.25
55  to  60                                                5,204,277.61                  20               4.22          260,213.88
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                             Weighted
Range of                                                  Weighted            Average         Weighted        Weighted
Months to Next                                             Average          Remaining          Average         Average
Adjustment Date (ARMs Only)                                 Coupon               Term             FICO            CLTV
----------------------------------------------       --------------      -------------     ------------    ------------
 1  to   6                                                  7.270%                358              614          91.15%
13  to  18                                                   6.800                354              609           88.00
19  to  24                                                   7.137                359              630           89.53
31  to  36                                                   6.637                359              635           88.20
55  to  60                                                   6.595                359              667           86.89
----------------------------------------------       --------------      -------------     ------------    ------------
Total:                                                      7.087%                359              632          89.36%
==============================================       ==============      =============     ============    ============



Next Interest Rate Adjustment Date for the Adjustable Rate Mortgage Loans*

                                                                                                Percentage of
                                                                                                     Loans by
                                                             Aggregate           Number of          Aggregate             Average
Next Interest Rate                                           Principal            Mortgage          Principal           Principal
Adjustment Date (ARMs Only)                                    Balance               Loans            Balance             Balance
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
2006 January                                               $714,906.64                   2              0.58%         $357,453.32
2006 February                                               382,063.17                   2               0.31          191,031.59
2007 March                                                  220,000.00                   1               0.18          220,000.00
2007 June                                                 2,005,289.27                  10               1.62          200,528.93
2007 July                                                25,216,646.57                 112              20.43          225,148.63
2007 August                                              81,749,783.60                 291              66.24          280,927.09
2007 September                                            1,012,000.00                   3               0.82          337,333.33
2008 June                                                   398,645.05                   2               0.32          199,322.53
2008 July                                                 1,425,525.16                   7               1.16          203,646.45
2008 August                                               5,078,498.37                  17               4.12          298,735.20
2010 July                                                   941,843.69                   5               0.76          188,368.74
2010 August                                               4,262,433.92                  15               3.45          284,162.26
----------------------------------------------    ---------------------    ----------------    ---------------    ----------------
Total:                                                 $123,407,635.44                 467            100.00%         $264,256.18
==============================================    =====================    ================    ===============    ================

                                                                                Weighted
                                                            Weighted             Average        Weighted         Weighted
Next Interest Rate                                           Average           Remaining         Average          Average
Adjustment Date (ARMs Only)                                   Coupon                Term            FICO             CLTV
----------------------------------------------         --------------       -------------    ------------     ------------
2006 January                                                  6.941%                 358             607           90.00%
2006 February                                                  7.884                 359             626            93.29
2007 March                                                     6.800                 354             609            88.00
2007 June                                                      7.049                 357             616            89.46
2007 July                                                      7.220                 358             631            88.88
2007 August                                                    7.113                 359             630            89.70
2007 September                                                 7.194                 360             609            92.65
2008 June                                                      7.590                 357             623            96.19
2008 July                                                      6.728                 358             660            86.37
2008 August                                                    6.536                 359             629            88.09
2010 July                                                      7.367                 358             629            86.01
2010 August                                                    6.424                 359             675            87.09
----------------------------------------------         --------------       -------------    ------------     ------------
Total:                                                        7.087%                 359             632           89.36%
==============================================         ==============       =============    ============     ============

----------

* The weighted average number of months to next adjustment date for the Adjustable Rate Mortgage Loans as of the Statistical Calculation Date is 25 months.


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